Exhibit 99.1

AGREEMENT

This Agreement (the “Agreement”), dated as of February 6, 2015, is by and among each of the persons and entities listed on Schedule A hereto (collectively, the “Okumus Group”) and Web.com Group, Inc., a Delaware corporation (the “Company”).

WHEREAS, the Okumus Group is the beneficial owner, in the aggregate, of 7,782,555 shares (the “Current Okumus Share Amount”) of the Company’s common stock, par value $0.001 per share (“Common Stock”); and

WHEREAS the Company and the Okumus Group have determined to come to an agreement to cooperate in good faith with respect to the appointment of Independent Directors (as defined below) to the Company’s Board of Directors (the “Board”) and certain other matters as provided in this Agreement.

NOW, THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Board Representation; Board Matters

a. The Company agrees that upon the execution of this Agreement the Board and all applicable committees of the Board shall take all necessary actions to increase the size of the Board to nine (9) members and appoint, immediately following the execution of this Agreement: (i) John Giuliani (“Mr. Giuliani”) as a Class II director, whose term will expire at the Company’s 2016 annual meeting of stockholders, and (ii) Richard Rudman (“Mr. Rudman” and, together with Mr. Giuliani, the “New Directors”) as a Class II director, whose term will expire at the Company’s 2016 annual meeting of stockholders.

b. The Company agrees that if either of the New Directors resign for any good reason or is otherwise unable to serve as a director of the Company prior to the termination of this Agreement in accordance with Section 6, and at such time the Okumus Group beneficially owns in the aggregate at least ten percent (10.0%) of the Company’s then-outstanding Common Stock, the Okumus Group shall be entitled to recommend a substitute person(s), who will have relevant industry experience, (ii) be reasonably acceptable to the Company and (iii) be independent of each of the Company and the Okumus Group and its Affiliates and Associates, including qualifying as an independent director under Rule 5605 of the Nasdaq Listing Rules, for consideration by the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Nominating Committee, in good faith and consistent with its fiduciary duties, shall consider such candidate within five (5) business days after a completed D&O Questionnaire has been received by the Nominating Committee, and subject to the Nominating Committee’s approval, which approval shall not be unreasonably withheld, the Board shall appoint such candidate approved by the Nominating Committee (whose approval and appointment shall not be unreasonably withheld) within five (5) business days. In the event the Nominating Committee shall decline to recommend any candidate recommended by the Okumus Group, the Okumus Group may propose one or more replacement designees, subject to the above criteria.

c. The Company agrees that, at the first meeting of the Board following the date hereof, the Board shall appoint Mr. Giuliani to the Compensation Committee of the Board and Mr. Rudman to the Nominating and Corporate Governance Committee of the Board.

2.	Standstill Provisions; Other Covenants.

From the date hereof and continuing until this Agreement is terminated in accordance with Section 6:

a. The Okumus Group shall not, and shall cause its Affiliates and Associates (collectively, the “Okumus Affiliates”) not to, directly or indirectly, acquire, agree or seek to acquire, or make any proposal or offer to acquire, or announce any intention to acquire, by purchase or otherwise (but excluding any action by the Company such as a stock dividend), beneficial ownership of Voting Securities of the Company if after giving effect to such acquisition the Okumus Group and the Okumus Affiliates collectively would beneficially own 15% or more of the outstanding shares of any class of Voting Securities; provided that, for purposes of the foregoing, any derivative, hedging or similar agreement or arrangement that has the effect of decreasing the voting power or economic interest of the members of the Okumus Group or any Okumus Affiliate in the Company’s Voting Securities shall not be given effect, so that the shares that are the subject of such derivative, hedging or similar agreement or arrangement shall be deemed to be beneficially owned by the Okumus Group or the applicable Okumus Affiliate for purposes of this Section 2(a).

b. None of the members of the Okumus Group shall, and the Okumus Group shall cause each Okumus Affiliate not to, directly or indirectly, in any manner:

i. solicit proxies or written consents of stockholders with respect to, or from the holders of, any Voting Securities, or make, or in any way participate in (other than by voting its shares of Voting Securities in a way that does not violate this Agreement), any solicitation of any proxy, consent or other authority to vote any Voting Securities with respect to the election of directors or any other matter, otherwise conduct any non-binding referendum with respect to the Company, or become a participant in, or seek to advise, encourage, support or influence any person in, any proxy contest or any solicitation with respect to the Company not approved and recommended by the Board, including relating to the removal or the election of directors, other than solicitations or acting as a participant in support of all of the Company’s nominees;

ii. advise, encourage, support or influence any person with respect to the voting or disposition of any Voting Securities, or seek to do so;

iii. form, join or in any other way participate in a “partnership, limited partnership, syndicate or other group” within the meaning of Section 13(d)(3) of the Exchange Act with respect to any Voting Securities, or otherwise advise, encourage, support, influence or participate in any effort by a third party with respect to the matters set forth in clauses (i) and (ii) above, or deposit any Voting Securities in a voting trust or subject any Voting Securities to any voting agreement or other arrangement of similar effect, other than, in each case, solely with other members of the Okumus Group;

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iv. seek to call, or request the call of, a special meeting of the stockholders or holders of any other Voting Securities of the Company, seek to make, or make, a stockholder proposal (whether pursuant to Rule 14a-8 under the Exchange Act or otherwise) at any meeting of the stockholders or holders of other Voting Securities of the Company, make a request for a list of the holders of any of the Voting Securities, or seek election to the Board, seek to place a representative or other nominee on the Board (except as specifically contemplated in Section 1 above) or seek the removal of any director from the Board, or otherwise, acting alone or in concert with others, seek to control or influence the management, strategies, governance or policies of the Company;

v. solicit, effect or seek to effect, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, or in any way assist or facilitate any other person to effect or seek, offer or propose (whether publicly or otherwise) to effect or participate in, or, except as set forth below, make any statement with respect to, any merger, consolidation, business combination, tender or exchange offer, sale or purchase of assets, sale or purchase of securities, dissolution, liquidation, restructuring, recapitalization or similar transactions of or involving the Company or any of its Affiliates or Associates;

vi. institute, solicit, assist or join as a party, any litigation, arbitration or other proceeding against or involving the Company or any of its Affiliates or Associates or any of their respective current or former directors or officers (including derivative actions), other than to enforce the provisions of this Agreement;

vii. make or issue, or cause to be made or issued, any public disclosure, statement, comment or announcement, including the filing or furnishing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist or analyst or the press or media (including social media) (or any private statement or comment to any investors, hedge funds, analysts, investment bankers, press or media that (x) could reasonably be expected to be made public or (y) is made with the purpose of advising or influencing such investors, hedge funds, analysts, investment bankers, press or media to take any action or make any public disclosure, statement, comment or announcement with respect to the Company), (A) in support of any solicitation described in clause (iv) above or (B) disparaging or negatively commenting upon the Company or any of its Affiliates or Associates or any of their respective officers or directors, including the Company’s corporate strategy, business, corporate activities, Board or management;

viii. except as set forth below, make or disclose any statement regarding any intent, purpose, plan or proposal with respect to the Board, the Company, its management, policies or affairs or any of its securities or assets or this Agreement, that is inconsistent with the provisions of this Agreement, including any intent, purpose, plan or proposal that is conditioned on, or would require waiver, amendment, nullification or invalidation of, any provision of this Agreement, or take any action that could require the Company to make any public disclosure relating to any such intent, purpose, plan, proposal or condition;

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ix. take any action which could cause or require the Company or any Affiliate or Associate of the Company to make a public announcement regarding any of the foregoing, seek or request permission to do any of the foregoing, make any request to amend, waive or terminate any provision of this Section 2, or make or seek permission to make any public announcement with respect to any of the foregoing; or

x. enter into or have any discussions, negotiations, agreements, arrangements or understandings with any person with respect to the foregoing or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

As used herein, the terms “solicit” and “solicitation” shall have the meanings set forth in Regulation 14A under the Exchange Act.

c. The Company shall not make or issue, or cause to be made or issued, any public disclosure, statement, comment or announcement, including the filing or furnishing of any document or report with the SEC or any other governmental agency or any disclosure to any journalist or analyst or the press or media (including social media) (or any private statement or comment to any investors, hedge funds, analysts, investment bankers, press or media that (i) could reasonably be expected to be made public or (ii) is made with the purpose of advising or influencing such investors, hedge funds, analysts, investment bankers, press or media to take any action or make any public disclosure, statement, comment or announcement with respect to the Okumus Group), disparaging or negatively commenting upon the Okumus Group or any of Okumus Affiliates or any of their respective officers or directors.

3.	Voting.

During the term of this Agreement, the Okumus Group shall cause all Voting Securities beneficially owned, directly or indirectly, by the Okumus Group or any Okumus Affiliate as of the record date for any meeting of the Company’s stockholders, or as to which the Okumus Group or the Okumus Affiliates have the right to vote at any meeting of the Company’s stockholders, to be present for quorum purposes and to be voted, at any such meeting of the Company’s stockholders or at any adjournments or postponements thereof, (a) in favor of each director nominated and recommended by the Board for election at any such meeting, (b) against any stockholder nominations for director which are not approved and recommended by the Board for election at any such meeting, (c) in favor of the Company’s proposal for the ratification of the appointment of the Company’s independent registered public accounting firm, (d) in favor of the Company’s “say-on-pay” proposal and (e) in accordance with the Board’s recommendation with respect to all other matters; provided, however, in the event that Institutional Shareholders Services Inc. (“ISS”) recommends otherwise with respect to any proposals (other than the election of directors, the ratification of the appointment of the Company’s independent registered public accounting firm, and the Company’s “say-on-pay” proposal), the Okumus Group and the Okumus Affiliates shall be permitted to vote in accordance with such ISS recommendation; provided, further, that nothing herein shall limit the ability of the Okumus Group to announce its views and its vote on any Board-approved publicly announced proposals relating to a merger, acquisition, disposition of all or substantially all of the assets of the Company or other business combination involving the Company, so long as such announcement is limited to the merits of any such matter and does not disparage the Company’s directors or officers in connection with such matter, including the decision to pursue, approve or propose such matter.

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4.	Public Announcement and SEC Filing.

The Company and the Okumus Group shall announce this Agreement and the material terms hereof by means of a joint press release in the form attached as Exhibit A hereto as soon as practicable on or after the date of this Agreement (the “Press Release”). The Okumus Group shall promptly, but in no case prior to the date of the filing or other public release of the Press Release by the Company, prepare and file an amendment (the “13D Amendment”) to the Okumus Group’s Schedule 13D with respect to the Company filed with the SEC on December 9, 2014, reporting the entry into this Agreement and amending applicable items to conform to its obligations hereunder. The 13D Amendment shall be consistent with the Press Release and the terms of this Agreement. The Okumus Group shall provide the Company with a reasonable opportunity to review and comment upon the 13D Amendment prior to filing, and shall consider in good faith any changes proposed by the Company. The Okumus Group shall not, and shall cause each Okumus Affiliate not to, (i) issue a press release (other than the Press Release) in connection with this Agreement or the actions contemplated hereby or (ii) otherwise make any public disclosure, statement, comment or announcement with respect to this Agreement or the actions contemplated hereby.

5.	Representations and Warranties.

a. The Company hereby represents and warrants to the Okumus Group that (i) the Company has all requisite corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) this Agreement and the performance by the Company of its obligations hereunder have been duly authorized, and this Agreement has been duly executed and delivered by it and is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally, (iii) this Agreement and the performance by the Company of its obligations hereunder do not require the approval of the stockholders of the Company and (iv) this Agreement and the performance by the Company of its obligations hereunder do not and will not violate any law, any order of any court of competent jurisdiction or other agency of the government, the certificate of incorporation or the bylaws of the Company or any applicable rule or regulation of the NASDAQ Stock Market, or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such indenture, agreement or other instrument.

b. Each member of the Okumus Group hereby jointly and severally represents and warrants to the Company that (i) it has all requisite corporate or other power and authority to execute and deliver this Agreement and to perform its obligations hereunder, (ii) this Agreement and the performance by such person of its obligations hereunder have been duly authorized, and this Agreement has been duly executed and delivered by it and is a valid and binding obligation of such person, enforceable against such person in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally, (iii) this Agreement and the performance by such person of its obligations hereunder do not require the approval of any owner or holder of any equity interest of such person, as applicable, and (iv) this Agreement and the performance by such person of its obligations hereunder do not and will not violate any law, any order of any court of competent jurisdiction or other agency of the government, the charter or other organizational documents of such person, as applicable, or any provision of any agreement or other instrument to which such person or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such agreement or other instrument, or result in the creation or imposition of, or give rise to, any lien, charge, restriction, claim, encumbrance or adverse penalty of any nature whatsoever pursuant to any such agreement or other instrument. Each member of the Okumus Group hereby jointly and severally represents and warrants that such person, if not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

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c. Each member of the Okumus Group hereby jointly and severally represents and warrants to the Company that, as of the date hereof, (i) the members of the Okumus Group collectively beneficially own an aggregate number of shares of Common Stock equal to the Current Okumus Share Amount, (ii) the Okumus Group collectively beneficially owns an aggregate Net Long Position in an aggregate number of shares of Common Stock equal to the Current Okumus Share Amount and (iii) none of the members of the Okumus Group or the Okumus Affiliates have, or have the right to acquire, any interest in any other shares of Common Stock or other Voting Securities.

d. Each member of the Okumus Group hereby jointly and severally represents and warrants to the Company that, as of the date hereof, it is not engaged in any discussions or negotiations and does not have any agreements, arrangements or understandings, whether or not legally enforceable, concerning the acquisition of beneficial ownership of or any economic interest in any Common Stock or other Voting Securities, nor does it have any actual knowledge that any other stockholders of the Company have any present or future intention of taking any actions that if taken by such member of the Okumus Group would violate any of the terms of this Agreement.

6.	Termination.

This Agreement and all covenants and agreements contained herein shall terminate on the date that is the earlier of (i) five (5) business days prior to the end of the last day that stockholders of the Company may timely notify the Company of a nomination or proposal to be properly brought before the 2016 annual meeting of the Company’s stockholders pursuant to the Company’s bylaws or (ii) the date that is ninety-five (95) days prior to the first anniversary of the 2015 annual meeting of the Company’s stockholders. Such termination shall not relieve any party hereto from any liability for a breach of this Agreement prior to such termination. Notwithstanding the foregoing, Section 8 shall survive indefinitely.

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7.	Certain Defined Terms.

“Affiliate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act.

“Associate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Exchange Act.

“Beneficial owner”, “beneficial ownership”, “beneficially own” and terms of like import shall have the meanings set forth in Rule 13d-3 promulgated by the SEC under the Exchange Act.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Net Long Position” shall have the meaning set forth in Rule 14e-4 promulgated by the SEC under the Exchange Act.

“SEC” shall mean the Securities and Exchange Commission.

“Voting Securities” shall mean all Common Stock and any other securities of the Company entitled to vote in the election of directors of the Company, or securities convertible into, or exercisable or exchangeable for, Common Stock or such other securities.

8.	Miscellaneous.

a. Remedies; Submission to Jurisdiction; Governing Law.

Each party hereto hereby acknowledges and agrees, on behalf of itself and its Affiliates and Associates, that irreparable harm would occur in the event any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to specific performance hereunder, including an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), in addition to any other remedy to which they are entitled at law or in equity. Furthermore, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware) with respect to any dispute between or among the parties hereto that arises out of this Agreement or the transactions contemplated by this Agreement, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (iii) agrees that it shall not bring any action against the other parties relating to this Agreement or the transactions contemplated by this Agreement in any court other than the Court of Chancery of the State of Delaware and any state appellate court therefrom within the State of Delaware (or, if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (iv) irrevocably waives the right to trial by jury, (v) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms hereof by way of equitable relief and (vi) irrevocably consents to service of process by notice delivered in accordance with Section 8(c) or as otherwise provided by applicable law. THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS, INCLUDING VALIDITY, INTERPRETATION AND EFFECT, BY THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS EXECUTED AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES OF SUCH STATE. Nothing in this Section 8(a) shall prevent any of the parties hereto from enforcing its rights under this Agreement or shall impose any limitation on any of the parties or their respective past, present or future general partners, directors, officers, or employees in defending any claim, action, cause of action, suit, administrative action or proceeding of any kind, including any federal, state or other governmental proceeding of any kind, against any of them. The rights and remedies provided in this Agreement are cumulative and do not exclude any rights or remedies provided by law.

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b. Entire Agreement; Amendment and Waiver.

This Agreement contains the entire understanding of the parties hereto with respect to the subject matter hereof and may be amended only by an agreement in writing executed by an authorized representative of each of the parties. No failure or delay on the part of any party hereto to exercise any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of a right, power or remedy hereunder by a party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

c. Notices.

All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing (including electronic format) and shall be deemed validly given, made or served, if (i) given by facsimile or, as the case may be, by electronic mail, when such facsimile or electronic mail is transmitted to the facsimile number or email address set forth below and the appropriate confirmation is received (provided that a copy of such notice, consent, request, instruction, approval or other communication is also delivered by overnight courier or certified mail within two business days after such facsimile or electronic transmission) or (ii) if given by overnight courier or certified mail, when actually received during normal business hours at the address specified below:

if to the Company:

Web.com Group, Inc.
12808 Gran Bay Parkway West
Jacksonville, Florida 32258
Attention: Legal Department
Fax: (904) 880-0350
Email: legal@web.com

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with a copy to each of:

Cravath, Swaine & Moore LLP
825 Eighth Avenue
New York, New York 10019
Attention:	Scott A. Barshay, Esq.
O. Keith Hallam, III, Esq.
Fax: 212-474-3700
Email:	sbarshay@cravath.com
khallam@cravath.com

and

Cooley LLP
The Grace Building
1114 Avenue of the Americas
New York, New York 10036
Attention: Jim Fulton, Esq.
Fax: 212-479-6275
Email: fultonjf@cooley.com

If to any member of the Okumus Group:

Okumus Fund Management Ltd.
767 Third Avenue, 35th Floor
New York, New York 10017
Attention: Shyam Srinivasan
Fax: (212) 201-2650
Email: shyam@okumusfundmgmt.com

with a copy to:

Olshan Frome Wolosky LLP
Park Avenue Tower
65 East 55th Street
New York, New York 10022
Attention: Steve Wolosky, Esq.
Andrew Freedman, Esq.
Fax: 212-451-2222
Email:	swolosky@olshanlaw.com
afreedman@olshanlaw.com

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d. Expenses.

The Company shall reimburse the Okumus Group for its reasonable, documented out-of-pocket fees and expenses (including legal expenses) incurred in connection with the matters related to the 2015 Annual Meeting, the filing of a Schedule 13D amendment in connection with this Agreement and the negotiation and execution of this Agreement, provided that such reimbursement shall not exceed forty-five thousand dollars ($45,000) in the aggregate.

e. Severability.

If any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, the illegality or unenforceability of such provision shall have no effect upon the legality or enforceability of any other provision of this Agreement. The parties hereto shall use their best efforts to agree upon and substitute a valid and enforceable term, provision or covenant for any such provision that is held to be illegal, void or unenforceable by a court of competent jurisdiction.

f. Counterparts.

This Agreement may be executed in two or more counterparts which together shall constitute a single agreement.

g. Successors and Assigns.

The terms and provisions of this Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. No party shall assign this Agreement or any rights or obligations hereunder.

h. No Third Party Beneficiaries.

This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other person.

i. Interpretation and Construction.

Each of the parties acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation. The term “including” shall in all instances be deemed to mean “including without limitation”. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated.

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IN WITNESS WHEREOF, each of the parties has executed this Agreement, or caused the same to be executed, by its duly authorized representative as of the date first above written.

web.com group, inc.,

by

/s/ David L. Brown
Name: David L. Brown
Title: CEO and Chairman

Okumus Fund Management Ltd.,

by

/s/ Ahmet H. Okumus
Name: Ahmet Okumus
Title: President

Okumus Opportunistic Value Fund, Ltd.,

by

/s/ Ahmet H. Okumus
Name:Ahmet Okumus
Title: Director

Ahmet H. Okumus

by
/s/ Ahmet H. Okumus

Schedule A

Okumus Fund Management Ltd.

Okumus Opportunistic Value Fund, Ltd.

Ahmet H. Okumus

Exhibit A

PRESS RELEASE

Web.Com Names Two New Independent Directors

Reaches Agreement with Okumus

JACKSONVILLE, FL and NEW YORK, NY – February 9, 2015 – Web.com Group, Inc. (Nasdaq: WWWW), a leading provider of Internet services and online marketing solutions for small businesses, and Okumus Fund Management today announced that they have entered into an agreement under which the Company will add two new independent directors, John Giuliani and Rick Rudman, to its Board of Directors, effective immediately. With these additions, the Board has been increased from seven to nine directors. Okumus is Web.com’s largest shareholder, with a 14.8% ownership position.

David L. Brown, chairman, chief executive officer and president of Web.com, said, “We are pleased to reach an agreement that will benefit all shareholders by enhancing our Board. Both John and Rick bring considerable relevant experience, having founded and run successful technology and software companies. We believe Web.com is poised to benefit from a growing market in the years ahead as small businesses globally seek value-added online marketing solutions that improve their top and bottom line performance. We welcome John and Rick to the Board as we focus on growing revenue, increasing profitability and generating strong free cash flows to increase shareholder value.”

Ahmet Okumus, President and Portfolio Manager of Okumus, commented, “We are pleased to have been able to work constructively with Web.com and commend Web.com’s Board and management team for their thoughtful engagement over the past several months. We are excited that two highly qualified, independent directors of the caliber of John and Rick are joining the Board. Web.com has excellent prospects and we believe that John and Rick will make important contributions to help the Company maximize its potential and enhance shareholder value.”

Under the terms of an agreement being filed today with the U.S. Securities and Exchange Commission, Okumus has agreed to vote for Web.com’s director nominees at the Company’s 2015 Annual Meeting of Shareholders as well as customary standstill provisions.

John Giuliani

John Giuliani most recently served as President, Chief Executive Officer and Director of Conversant, a personalized digital marketing platform, which was sold to AllianceData in December 2014. Mr. Giuliani joined Conversant after the acquisition of Dotomi, a dynamic display ad optimization company, where he had served as Chief Executive Officer. Before joining Dotomi, Mr. Giuliani founded Rainmaker Consulting Group Inc., which specialized in strategic sales and marketing consulting for marketing services firms. Mr. Giuliani is also a member of the Board of Directors for Bluestem Brands, Inc. He has served on Boards of Q Interactive, SuperMarkets Online, Affinova, Claria, Imagitas, and El Dorado Marketing. Mr. Giuliani holds an MBA from Northwestern University’s Kellogg Graduate School of Management and a B.S. from the University of Illinois.

Rick Rudman

Rick Rudman co-founded Vocus, a cloud-based public relations and marketing software company, and served as its Chairman, Chief Executive Officer and President until its sale to GTCR in May 2014. Prior to Vocus, he was one of the co-founders of Dataway Corporations, which developed software applications for large organizations such as KPMG Peat Marwick, Booz-Allen & Hamilton, U.S. Navy and the governments of Puerto Rico and Kuwait. He has served on the Boards of BDL Media Ltd., Innovectra Corporation, Parature, Inc., and Vocus. He is a Certified Public Accountant and previously served four years in the Air Force. He holds a BS in Accounting from the University of Maryland.

About Web.com

Web.com Group, Inc. (Nasdaq:WWWW) provides a full range of Internet services to small businesses to help them compete and succeed online. Web.com is owner of several global domain registrars and further meets the needs of small businesses anywhere along their lifecycle with affordable, subscription-based solutions including website design and management, search engine optimization, online marketing campaigns, local sales leads, social media, mobile products, eCommerce solutions and call center services. To get more information, visit web.com; follow Web.com on Twitter @webdotcom or on Facebook at facebook.com/web.com.

About Okumus Fund Management

Okumus Fund Management is an SEC-registered investment advisor to private investment funds. Okumus employs a concentrated deep-value investment strategy.

Forward Looking Statements

This press release includes certain “forward-looking statements” including, without limitation, statements regarding future events and Web.com’s business, strategy and results, that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are sometimes identified by words such as “will”, “may”, “could”, “should,” “would”, “project”, “believe”, “anticipate”, “expect”, “plan,” “estimate”, “forecast”, “potential”, “intend”, “continue”, “target”, “opportunities” and variations of these words or comparable words. As a result of the ultimate outcome of such risks and uncertainties, Web.com’s actual results could differ materially from those anticipated in these forward-looking statements. These statements are based on Web.com’s current beliefs or expectations, and there are a number of important factors that could cause the actual results or outcomes to differ materially from those indicated by these forward-looking statements, including, without limitation, risks related to the successful offering of the products and services of Web.com; and other risks that may impact Web.com’s business. Other risk factors are set forth under the caption, "Risk Factors," in Web.com’s Annual Report on Form 10-K for the year ended December 31, 2013, and Form 10-Q for the quarter ended September 30, 2014, as filed with the Securities and Exchange Commission, which are available on a website maintained by the Securities and Exchange Commission at www.sec.gov. Web.com expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein as a result of new information, future events or otherwise.

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CONTACTS:

Web.com

Media

George Sard/Michael Henson/Jared Levy

Sard Verbinnen & Co

(212) 687-8080

Analysts/Investors

Brian Denyeau

ICR

(646) 277-1251

Okumus

Shyam Srinivasan

shyam@okumusfundmgmt.com

(212) 201-2650